CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Pizza Inn, Inc. 401(k) Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shawn Preator, Chief Financial Officer of Pizza Inn, Inc. (Issuer of securities held pursuant to the Plan), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities  Exchange  Act  of  1934;  and

2. The information contained in the Report fairly presents, in all material respects, the
Financial  condition  and  results  of  operations  of  the  Plan.

A signed original of this written statement required by Section 906 has been provided to the administrator of the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

                                /s/ Shawn Preator

                                  Shawn Preator
                             Chief Financial Officer
                                  June 27, 2003